EXECUTION VERSION
FIRST MODIFICATION AGREEMENT

THIS FIRST MODIFICATION AGREEMENT (this “Agreement”) is dated as of September 15, 2022, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent (in such capacity, collectively with its successors and assigns, “Administrative Agent”), for and on behalf of the lenders from time to time a party to that certain Fourth Amended and Restated Credit Agreement, dated as of December 21, 2021 (as heretofore amended and as the same may be further amended, restated, modified, supplemented or replaced from time to time, the “Existing Credit Agreement”), by and among Borrower, Administrative Agent, the aforementioned lenders (each, a “Lender” and, collectively, “Lenders”), and HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (“Borrower”). Each capitalized term used and not otherwise defined herein shall have the meaning given to such term in the Existing Credit Agreement.

RECITALS

A.Pursuant to the terms of the Existing Credit Agreement and other Loan Documents, the Lenders have provided Revolving Commitments to Borrower in an aggregate amount equal to one billion dollars ($1,000,000,000.00), which Loans borrowed pursuant to such Revolving Commitments may bear interest, and are permitted to incur fees, commissions or other amounts, based on LIBOR in accordance with the terms of the Existing Credit Agreement and the other applicable Loan Documents.

B.An Early Opt-In Election has occurred with respect to LIBOR and the applicable parties to the Existing Credit Agreement have determined, in accordance with the Existing Credit Agreement, that LIBOR should be replaced with Term SOFR (together with the applicable Benchmark Replacement Adjustment) as the Benchmark Replacement therefor, in accordance with the definition thereof, for purposes of the Existing Credit Agreement and the other Loan Documents, including for settings of Benchmark rates that occur on or after the Benchmark Transition Start Date (which date shall be the Transition Date as defined below), pursuant to a Benchmark Replacement amendment being implemented in accordance with the Benchmark Replacement provisions set forth in Section 5.2(b) of the Existing Credit Agreement.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and the Lenders hereby agree as follows:

1.AMENDMENT. Notwithstanding anything to the contrary contained in the Existing Credit Agreement or in any other Loan Document, the Existing Credit Agreement and each other applicable Loan Document are each hereby amended and modified to give effect to the LIBOR to SOFR Replacement (defined below) on and as of the First Modification Effective Date (defined below).

2.NOTICE. This Agreement shall constitute all required notices pursuant to the Existing Credit Agreement from Administrative Agent to Borrower and Lenders of, relating to or in connection with the LIBOR to SOFR Replacement, including, without limitation, (i) the Early Opt-In Election, (ii) the Benchmark Replacement Date and the Benchmark Transition Start Date, (iii) the implementation of Term SOFR as a Benchmark Replacement, (iv) the implementation of the SOFR Adjustment as the Benchmark Replacement Adjustment and (v) certain Benchmark Replacement Conforming Changes, in each such case, in connection with the adoption and implementation of Term SOFR

(including any applicable Benchmark Replacement Adjustment), the use and administration thereof and/or otherwise to effect the LIBOR to SOFR Replacement.

3.DISCONTINUATION OF LIBOR. Notwithstanding any provision of the Existing Credit Agreement or any other Loan Document to the contrary, whether or not LIBOR is operational, reported, published on a synthetic basis or otherwise available in the market as of the Transition Date, subject to Section 7 of this Agreement: (a) pursuant to clause (1) of the definition of “Benchmark Replacement” in the Existing Credit Agreement, Adjusted Term SOFR (defined below) constitutes the Benchmark Replacement for LIBOR for all purposes under the Existing Credit Agreement and the other Loan Documents, and Daily Simple SOFR (defined below) constitutes the replacement for the LIBOR Market Index Rate for all purposes under the Existing Credit Agreement and the other Loan Documents (such replacements, collectively, the “LIBOR to SOFR Replacement”); (b) the SOFR Adjustment (defined below) constitutes the Benchmark Replacement Adjustment in connection with such LIBOR to SOFR Replacement; (c) no Loans shall, from and after the First Modification Effective Date, bear interest based on LIBOR or the LIBOR Market Index Rate; (d) any request for a disbursement of any Loans that are to bear interest based on LIBOR or the LIBOR Market Index Rate shall be ineffective, to the extent that any such disbursement would, but for the provisions of this Agreement, reference a setting of LIBOR or the LIBOR Market Index Rate on or after the Transition Date; and (e) any right or option the Borrower may have to request Loans denominated in Dollars at a rate of interest based on LIBOR or the LIBOR Market Index Rate shall be of no further force or effect.

4.LIBOR TO SOFR REPLACEMENT. Following the Transition Date, subject to Section 7 of this Agreement, (a) the “Benchmark” with respect to any Obligations (other than interest accruing on Base Rate Loans borrowed pursuant to Section 2.1(b)(ii), with respect to which the “Benchmark” means Adjusted Daily Simple SOFR), interest, fees, commissions or other amounts denominated in Dollars or calculated with respect thereto, means Adjusted Term SOFR, provided that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to any such benchmark rate (i.e., Adjusted Term SOFR or Adjusted Daily Simple SOFR), then the “Benchmark” with respect to Obligations, interest, fees, commissions or other amounts denominated in Dollars means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate (as applicable to the foregoing) pursuant to Section 5.2(b)(i) of the Existing Credit Agreement, (b) the use of “LIBOR” in Section 2.6(a)(ii) of the Existing Credit Agreement is hereby deleted and replaced with “Adjusted Term SOFR”, (c) references in the existing Credit Agreement to (i) conversions to or from LIBOR to another rate shall be deemed to be references to conversions to or from Adjusted Term SOFR to such other rate and (ii) continuations of LIBOR shall be deemed to be references to continuations of Adjusted Term SOFR, (d) unless the context otherwise requires, references to “LIBOR” in the Existing Credit Agreement shall be deemed to be references to Adjusted Term SOFR (provided that references to “LIBOR” in Sections 5.2(a) and 5.2(b) of the Existing Credit Agreement shall be deemed to be references to “Adjusted Term SOFR or Adjusted Daily Simple SOFR”), (e) unless the context otherwise requires, references to “LIBOR Market Index Rate” in the Existing Credit Agreement shall be deemed to be references to “Adjusted Daily Simple SOFR”, and (f) Exhibit C, Exhibit D and Exhibit E to the Existing Credit Agreement are each updated to give effect to the LIBOR to SOFR Replacement with respect to Notices of Borrowings, Notices of Continuations and Notices of Conversions, each as applicable.

5.NEW SOFR BENCHMARKS.

5.1Availability of Adjusted SOFR Credit Events. To the extent that, immediately prior to giving effect to the provisions of this Agreement, the Existing Credit Agreement required or permitted the request, making and maintenance of any type of Credit Event based on (a) LIBOR on and after the Transition Date, such type of Credit Event shall be available, and may be requested, made and maintained, as a Credit Event based on Adjusted Term SOFR from and after the Transition Date, subject to satisfaction of the applicable provisions (including conditions precedent to Credit Events of such type) of the Existing Credit Agreement, and (b) LIBOR Market Index Rate on and after the Transition Date, such type of Credit Event shall be available, and may be requested, made and maintained, as a Credit Event based on Adjusted Daily Simple SOFR from and after the Transition Date, subject to satisfaction of the applicable provisions (including conditions precedent to Credit Events of such type) of the Existing Credit Agreement.

5.2LIBOR Converted to Adjusted Term SOFR. Any term or provision of the Existing Credit Agreement or any other Loan Documents that refers or is applicable to a Credit Event based on (a) LIBOR immediately prior to giving effect to the provisions of this Agreement on the Transition Date shall be deemed to refer to and be applicable to a Credit Event based on Adjusted Term SOFR from and after the Transition Date, unless, and to the extent that, such term or provision is superseded or otherwise modified by this Agreement, in which case, such term or provision shall to such extent be construed as so superseded or otherwise modified as set forth in this Agreement, and (b) LIBOR Market Index Rate immediately prior to giving effect to the provisions of this Agreement on the Transition Date shall be deemed to refer to and be applicable to a Credit Event based on Adjusted Daily Simple SOFR from and after the Transition Date, unless, and to the extent that, such term or provision is superseded or otherwise modified by this Agreement, in which case, such term or provision shall to such extent be construed as so superseded or otherwise modified as set forth in this Agreement.

5.3SOFR Conventions and Provisions. Notwithstanding any provision of the Existing Credit Agreement or any other Loan Document to the contrary, subject to this Agreement, the Existing Credit Agreement and each other applicable Loan Document are each hereby amended and modified from and after the Transition Date to incorporate such provisions therein:

(a)Regulation D. Any provision in the Existing Credit Agreement or any other Loan Document that constitutes a requirement for the Borrower to compensate any Lender for any increased cost incurred as a result of a change of law, or any interpretation thereof, or any other analogous or similar yield maintenance provision shall be modified mutatis mutandis to include, as a cost or expense subject to such provisions, without limitation, any cost or expense incurred by such Lender with respect to the Loan under the Loan Documents in compliance with regulations issued from time to time by the Board of Governors of the Federal Reserve System of the United States for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the Board of Governors of the Federal Reserve System of the United States, as in effect from time to time and all official rulings and interpretations thereunder or thereof).

(b)LIBOR Loan. Each reference in the Existing Credit Agreement or any other Loan Document to a “LIBOR Loan” shall refer to a SOFR Loan (as defined below.

(c)Treatment of Adjusted Daily Simple SOFR in Certain Circumstances. Notwithstanding the definition of “SOFR Loan” below or any other provision of the Existing Credit Agreement or any other Loan Document to the contrary, for the purposes of Sections 5.1(c), 5.2(a), 5.3 and 5.5 of the Existing Credit Agreement (as modified by this Agreement), (i) Base Rate Loans borrowed pursuant to Section 2.1(b)(ii) of the Existing Credit Agreement, at Adjusted Daily Simple SOFR (as in effect from time to time), shall be deemed to be SOFR Loans, (ii) each use of “Base Rate” in such Sections shall be deemed to exclude clause (c) of the definition thereof, and (iii) each use of “Base Rate Loan” in such Sections shall be deemed to mean a Loan (or any portion thereof) bearing interest at a rate based on the Base Rate excluding clause (c) of the definition thereof.

(d)London Interbank Market. Any reference in the Existing Credit Agreement or any other Loan Document to the London interbank market, London interbank eurodollar market or other analogous or similar term shall be disregarded and, to the extent that such reference operates as a limitation on, or qualification of, the applicability of another provision, such limitation or qualification will be deemed removed.

(e)Voluntary Prepayment. Each prepayment notice required under Section 2.9 of the Existing Credit Agreement shall be given to and received by Administrate Agent not later than (i) 1:00 P.M. (Pacific Time) on the date three (3) U.S. Government Securities Business Days’ prior to the date of repayment with respect to each repayment of Loans accruing interest at the time of repayment based on Term SOFR (or such shorter period as may be acceptable to the Administrative Agent in its sole discretion) and (ii) 1:00 P.M. (Pacific Time) on the date of repayment with respect to each repayment of Loans accruing interest at the time of repayment based on Daily Simple SOFR.

6.Benchmark Replacement Conforming Changes for Term SOFR Benchmark. In connection with the use or administration of SOFR, Term SOFR, Daily Simple SOFR, or any rates derived from the foregoing or in connection with the foregoing or any Benchmark Replacement Adjustment, Administrative Agent in its reasonable discretion in consultation the Borrower will have the right to make further Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any of the other Loan Documents, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to any of the Loan Documents. Administrative Agent will promptly notify Borrower and Lenders of the effectiveness of any further Benchmark Replacement Conforming Changes in connection with the use or administration of SOFR, Term SOFR, Daily Simple SOFR, or any rates derived from the foregoing or in connection with the foregoing or otherwise. Nothing in this Agreement shall restrict or impact the ability or right of the Administrative Agent to make any future modifications, supplements, amendments, technical, administrative or operational changes or other conforming changes that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of Term SOFR or Daily Simple SOFR (in each such case, as may be adjusted by the applicable Benchmark Replacement

Adjustment) and to permit the use and administration thereof by the Administrative Agent to the extent permitted pursuant to the Existing Credit Agreement and the other Loan Documents.

7.Delayed Transition for Prior Interest Period. The provisions in Sections 3 through 6 of this Agreement shall not apply with respect to any (i) period or determination of LIBOR that (I) is or was set prior to the Transition Date and (II) is held constant for a specifically designated period (e.g., an Interest Period in effect as of the date hereof) and is not reset on a daily or substantially daily basis (disregarding day count, weekend or holiday conventions), and (ii) any retroactive margin, yield, fee or commission increases available to the Administrative Agent or the Lenders as a result of any inaccuracy in any financial statement or compliance certificate that, if corrected, would have led to the application of a higher interest margin or yield with respect to any Loan accruing interest based on the LIBOR or any higher fee or commission for any applicable period, and in each case, the defined terms used therein and provisions with respect thereto (in each case, as in effect immediately prior to giving effect to the provisions of this Agreement on the Transition Date) shall continue in effect solely for such purpose; provided that, with respect to any such LIBOR applicable to the Loans described in clause (i) of this Section 7, such LIBOR shall only continue in effect in accordance with its terms until the then-current Interest Period therefor has concluded.

8.CERTAIN DEFINED TERMS. For the purposes of this Agreement, each of the following capitalized terms shall have the meaning given to such term below:

“Adjusted Daily Simple SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Daily Simple SOFR for such calculation plus (b) the SOFR Adjustment; provided that if Adjusted Daily Simple SOFR as so determined shall ever be less than the Floor, then Adjusted Daily Simple SOFR shall be deemed to be the Floor.
“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.
“SOFR Adjustment” means a percentage equal to 0.10% per annum.
“SOFR Loan” means a Revolving Loan or a Term Loan (or any portion of any of the foregoing) (other than a Base Rate Loan) bearing interest at a rate based on Term SOFR.
“Transition Date” means September 15, 2022.
9.RATES. Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Term SOFR, Daily Simple SOFR or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 5.2(b) of the Credit Agreement (as amended hereby), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR, Daily Simple SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, Daily Simple SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to Borrower. Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Term SOFR, Daily Simple SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, or any Benchmark Replacement Adjustment, in each case pursuant to the terms of this Agreement or the Existing Credit Agreement, and shall have no liability to Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

10.CONDITIONS TO EFFECTIVENESS. Pursuant to the Existing Credit Agreement, this Agreement shall be effective as of the first date all of the following conditions are satisfied (the first date of such satisfaction, the “First Modification Effective Date”):
(a)Agreement. The Administrative Agent shall have received (i) this Agreement executed and delivered by a duly authorized officer of (A) the Borrower, (B) each Lender in existence on and as of the First Modification Effective Date and (C) the Administrative Agent and (ii) the Consent and Ratification of Guarantor duly executed by the Guarantor.
(b)Representations and Warranties. The representations and warranties made pursuant to Section 11 of this Agreement shall be true and correct on and as of such date with the same force and effect as if made on and as of such date.
(c)No Event of Default. No Default or Event of Default exists on and as of such date.
11.REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Administrative Agent and Lenders as of the date hereof and the First Modification Effective Date that:

11.1ORGANIZATION; POWER; QUALIFICATION. Each of the Borrower, the other Loan Parties and the other Subsidiaries is a corporation, limited liability company, partnership or other legal entity (as applicable), duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a foreign corporation, limited liability company, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect.

11.2AUTHORIZATION. The Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

11.3COMPLIANCE WITH LAWS. The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice, or both: (i) require any material Governmental Approval not already obtained or violate in any material respect any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound, which could reasonably be expected to have a Material Adverse Effect; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties.

11.4NO DEFAULT. The execution, delivery and performance of this Agreement will not result in any Loan Party or any of their respective Subsidiaries being in default under its certificate or articles of incorporation or formation, bylaws, partnership agreement, limited liability company agreement or other similar organizational documents which has not been remedied, cured or waived.

11.5INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower and each other Loan Party set forth in the Existing Credit Agreement and in any other Loan Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof and the First Modification Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

11.6REPRESENTATION BY INDEPENDENT COUNSEL. The Borrower and each other Loan Party (i) has been represented by independent legal counsel of its choice (or has had the opportunity to consult with independent legal counsel of its choice) in connection with this Agreement, (ii) has reviewed this Agreement and understands the agreements contained herein and their impact on the terms of the Existing Credit Agreement and each other Loan Document and the Borrower’s or such other Loan Party’s rights and obligations thereunder and (iii) has knowingly and voluntarily agreed to execute and deliver this Agreement without duress.

12.NON-IMPAIRMENT AND FULL FORCE AND EFFECT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in any of the Loan Documents or affect or impair any rights, powers, or remedies of Administrative Agent or Lenders, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby. This Agreement is a modification of an existing obligation and is not a novation and all existing obligations remain in full force and effect after giving effect to this Agreement.

13.MISCELLANEOUS PROVISIONS.

13.1Lender Direction: Each Lender party hereto hereby (i) irrevocably consents to the terms of this Agreement and the modifications contained herein and (ii) directs the Administrative Agent to execute and deliver this Agreement.

13.2No Waiver. No previous waiver and no failure or delay by Administrative Agent or any Lender in acting with respect to the terms of the Loan Documents shall constitute a waiver of any breach, default, or failure of condition under the Loan Documents. A waiver of, or consent to deviate from, any term of the Loan Documents must be made in writing and shall be limited to the express written terms of such waiver or consent.

13.3Severability. If any provision of this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from the Loan Documents, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under any Note, this Agreement, the Existing Credit Agreement or any other Loan Document, or the right of collectability therefore, are declared to be or become invalid, illegal or unenforceable, Lenders’ obligations to make advances under the Loan Documents shall not be enforceable by Borrower.

13.4Time. Time is of the essence of each and every term herein.

13.5Governing Law and Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 13.5 of the Existing Credit Agreement is incorporated herein by this reference.

13.6Further Assurances. The Borrower and each other Loan Party each agrees to execute such other documents, instruments and agreements and take such further actions reasonably requested by the Administrative Agent to effectuate the provisions of this Agreement.

13.7Headings. The paragraph and section headings in this Agreement are provided for convenience of reference only and shall not affect its construction or interpretation.

13.8Counterparts. To facilitate execution, this Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. The words “execution,” “signed,” “signature,” and words of like import in or related to this Agreement, any other Loan Document or any other document to be signed in connection herewith or the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures from any Person in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the parties hereto hereby (i) agrees that, for all purposes, electronic images of this Agreement and each other Loan Document (including, in each case, signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Agreement or any other Loan Document based solely on the lack of paper original copies hereof, including with respect to any of the signatures thereto.

13.9Defined Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings attributed to such terms in the Existing Credit Agreement.

13.10Notices. All notices relating to this Agreement shall be delivered in the manner and subject to the provisions set forth in the Existing Credit Agreement.

13.11Expenses and Indemnities. Sections 13.2 and 13.10 of the Existing Credit Agreement are incorporated herein by this reference.

13.12Exhibits, Schedules and Riders. All exhibits, schedules, riders and other items attached hereto are incorporated into this Agreement by such attachment for all purposes.

13.13Inconsistencies. In the event of any inconsistencies between the terms of this Agreement and the terms of any of the other Loan Documents, the terms of this Agreement shall prevail.

13.14Binding Effect, Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties to the Existing Credit Agreement and each other applicable Loan Document and their respective heirs, executors, administrators, successors, legal representatives and assigns, and no other party shall derive any rights or benefits herefrom.

13.15Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents. On and after the First Modification Effective Date, each reference in any Loan Document to such Loan Document, “hereunder”, “herein” or words of like import referring to such Loan Document, and each reference in the other Loan Documents to another Loan Document, “thereunder”, “thereof” or words of like import referring to such Loan Document shall mean and be a reference to such Loan Document as amended by this Agreement. This Agreement shall be deemed to be a “Loan Document” for purposes of the Existing Credit Agreement (as amended hereby) and the other Loan Documents.

13.16Integration; Interpretation. This Agreement, the Existing Credit Agreement (as amended hereby), and the other Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. None of these documents shall be modified except as set forth in Section 13.7 of the Existing Credit Agreement and any other applicable Loan Document. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Administrative Agent in writing.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, Borrower and Administrative Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:     /s/ Cristina Johnnie
Name: Cristina Johnnie
Title: Vice President

(signatures continue on the following page)

[Signature Page to First Modification Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:     /s/ Helen Chan
Name: Helen Chan
Title: Vice President

(signatures continue on the following page)

[Signature Page to First Modification Agreement]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Jason R. Weaver
Name: Jason R. Weaver
Title: Senior Vice President

(signatures continue on the following page)
[Signature Page to First Modification Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:     /s/ Jake Sigmund
Name: Jake Sigmund
Title: Authorized Signatory

(signatures continue on the following page)
[Consent and Ratification of Guarantor (First Modification Agreement)]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Michael F. Diemer
Name: Michael F. Diemer
Title: Senior Vice President

(signatures continue on the following page)
[Consent and Ratification of Guarantor (First Modification Agreement)]

BARCLAYS BANK PLC,
as a Lender

By:     /s/ Koruthu Mathew
Name: Koruthu Mathew
Title: Vice President

(signatures continue on the following page)
[Consent and Ratification of Guarantor (First Modification Agreement)]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, a federally charted institution, as a Lender

By:     /s/ Dave Robinson
Name: Dave Robinson
Title: Assistant Vice President

(signatures continue on the following page)
[Consent and Ratification of Guarantor (First Modification Agreement)]

GOLDMAN SACHS BANK USA,
as a Lender

By:     /s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

(signatures continue on the following page)
[Consent and Ratification of Guarantor (First Modification Agreement)]

MORGAN STANLEY BANK, N.A.,
as a Lender

By:     /s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

(signatures continue on the following page)
[Consent and Ratification of Guarantor (First Modification Agreement)]

BMO HARRIS BANK N.A.,
as a Lender

By:     /s/ Lloyd Baron
Name: Lloyd Baron
Title: Managing Director

(signatures continue on the following page)
[Consent and Ratification of Guarantor (First Modification Agreement)]

REGIONS BANK,
as a Lender

By:     /s/ William Chalmers
Name: William Chalmers
Title: Senior Vice President

(signatures continue on the following page)
[Consent and Ratification of Guarantor (First Modification Agreement)]

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Mitchell Vega
Name: Mitchell Vega
Title: Senior Vice President

(signatures continue on the following page)
[Consent and Ratification of Guarantor (First Modification Agreement)]

CITY NATIONAL BANK,
as a Lender

By:     /s/ David Boggs
Name: David Boggs
Title: Vice President Relationship Manager

(signatures continue on the following page)
[Consent and Ratification of Guarantor (First Modification Agreement)]

FIRST HAWAIIAN BANK,
as a Lender

By:     /s/ Christopher M. Yasuma
Name: Christopher M. Yasuma
Title: Vice President

(signatures continue on the following page)
[Consent and Ratification of Guarantor (First Modification Agreement)]

BORROWER:

BORROWER:

HUDSON PACIFIC PROPERTIES, L.P.
a Maryland limited partnership

By: HUDSON PACIFIC PROPERTIES, INC.,
a Maryland corporation, its general partner

By:    /s/ Mark T. Lammas
Name: Mark T. Lammas
Title: President and Treasurer

[Consent and Ratification of Guarantor (First Modification Agreement)]

CONSENT AND RATIFICATION OF GUARANTOR

The undersigned, as Guarantor under the Guaranty dated as of December 21, 2021 (the “Guaranty”) and referenced in the First Modification Agreement to which this Consent and Ratification of Guarantor is attached (the “First Modification Agreement”), hereby unconditionally and irrevocably: (a) confirms it has received a copy of the First Modification Agreement and consents to Borrower’s execution and delivery of, and performance under, the First Modification Agreement and the Credit Agreement as amended thereby; (b) affirms its obligations under the Guaranty after giving effect to the First Modification Agreement; and (c) agrees that the execution and delivery of the First Modification Agreement shall not operate to release, discharge, serve as a defense to, or in any way alter or amend the obligations of the undersigned under the Guaranty.
Executed as of the date of the First Modification Agreement.
“GUARANTOR”

HUDSON PACIFIC PROPERTIES, INC.,
a Maryland corporation

By:     /s/ Mark T. Lammas
Name: Mark T. Lammas
Title: President and Treasurer

[Consent and Ratification of Guarantor (First Modification Agreement)]